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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): March 26, 1997

                      MOBILEMEDIA COMMUNICATIONS, INC.

             (Exact name of registrant as specified in its charter)

       Delaware                      33-68640                    22-3379712
(State or other jurisdiction    (Commission File No.)       (IRS Employer
      of incorporation)                                     Identification No.)

              65 Challenger Road, Ridgefield Park, New Jersey 07660
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (201) 440-8400
              (Registrant's telephone number, including area code)

      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                       INFORMATION TO BE INCLUDED IN THE REPORT

          Item 1.   Changes in Control of Registrant
                         Not Applicable.

          Item 2.   Acquisition or Disposition of Assets.
                         Not Applicable.

          Item 3.   Bankruptcy or Receivership
                         Not Applicable.

          Item 4.   Changes in Registrant's Certifying Accountant
                         Not Applicable.

          Item 5.   Other Events.

          On March 26, 1997, MobileMedia Corporation, MobileMedia Communications, Inc. ("Communications") and all of Communications' subsidiaries (collectively, the "Companies") filed with the U.S. Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") the Companies' Schedules on Official Form No. 6 and Statement of Financial Affairs on Official Form No. 7, which are, except as otherwise set forth below, attached hereto as Exhibits 99.1 and 99.2, respectively. In accordance with Rule 202 of Regulation S-T, Schedules E, F and G on Official Form No. 6 and Attachment 3-A on Official Form No. 7 have been filed in paper format under cover of Form SE pursuant to a continuing hardship exemption, and are referred to herein as Exhibit 99.3. Such filing is available for public review and duplication in the Office of the Clerk of the Bankruptcy Court and is publicly available through the public reference facilities maintained by the Securities and Exchange Commission.

          On March 31, 1997, the Companies filed with the Bankruptcy Court their monthly operating report for the month ended February 28, 1997, which is attached hereto as Exhibit 99.4.

          Item 6.   Resignations of Registrants Directors.
                         Not Applicable.

          Item 7.   Financial Statements and Exhibits.

             99.1 The Companies' Schedules on Official Form No. 6, as filed with the Bankruptcy Court on March 26, 1997 (except Schedules E, F and G).

             99.2 The Companies' Statement of Financial Affairs on Official Form No. 7, as filed with the Bankruptcy Court on March 26, 1997 (except Attachment 3-A).

             99.3P The Companies' Schedules E, F and G on Official Form No. 6 and Attachment 3-A to Statement of Financial Affairs on Official Form No. 7, all as filed with the Bankruptcy Court on March 26, 1997 (filed in paper format under cover of Form SE on April 7, 1997).

             99.4 The Companies' monthly operating report for the month ended February 28, 1997, as filed with the Bankruptcy Court on March 31, 1997.

          Item 8.   Change in Fiscal Year.
                         Not Applicable.


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                    Pursuant to the requirements of the Securities Exchange
          Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MOBILEMEDIA CORPORATION,
                                             a Delaware corporation

          Date: April 10, 1997               By:  /s/ Santo J. Pittsman
                                                  ---------------------
                                                  Santo J. Pittsman
                                                  Senior Vice President and
                                                  Chief Financial Officer

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                                 EXHIBIT INDEX


  Exhibit
-----------

Exhibit 99.1--The Companies' Schedules on Official Form No. 6, as filed with the Bankruptcy Court on March 26, 1997 (except Schedules E,
              F and G).

Exhibit 99.2--The Companies' Statement of Financial Affairs on Official
              Form No. 7, as filed with the Bankruptcy Court on March 26, 1997 (except Attachment 3-A).

Exhibit 99.3P-The Companies' Schedules E, F and G on Official Form No. 6 and
              Attachment 3-A to Statement of Financial Affairs on Official Form No. 7, all as filed with the Bankruptcy Court on March 26, 1997 (filed in paper format under cover of Form SE on April 7, 1997).

Exhibit 99.4--The Companies' monthly operating report for the month ended
              February 28, 1997, as filed with the Bankruptcy Court on March 31, 1997.